SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): July 25, 2007

MORTGAGEIT SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, relating to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3)

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-OA3
(Exact name of Issuing Entity as specified in its charter)

MORTGAGEIT SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGEIT SECURITIES CORP.
(Exact name of Registrant as specified in its charter)
Delaware	333-131288-02	562483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Maiden Lane New York, New York 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 651-7700

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated July 15, 2007, in connection with the issuance of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGEIT SECURITIES CORP.

By: /s/ Doug W. Naidus

Name: Doug W. Naidus

Title: President

By: /s/ Andy Occhino

Name: Andy Occhino

    Title: Secretary

Dated: July 25, 2007

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.